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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant's telephone number, including area code)

Item 5. Other Events

        On May 2, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that John Charters, the chief executive officer of Expanets, Inc. ("Expanets"), the Company's communications services business, had been placed on paid administrative leave. In addition, the Company announced that Rick Fresia would be separating from Expanets and was no longer Expanets' executive vice president and chief financial officer.

        The Company further announced that Bill Austin, the Company's chief restructuring officer, would assume executive duties during that period and that Chris Younger, Expanets' president and chief operating officer, would continue to be responsible for Expanets' day-to-day operations including sales, field operations, client service, marketing and strategy.

        The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

EXHIBIT NO.		DESCRIPTION OF DOCUMENT
99.1	*	Press Release of NorthWestern Corporation dated May 2, 2003
*
filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION
By:	/s/ ERIC R. JACOBSEN Eric R. Jacobsen Senior Vice President, General Counsel and Chief Legal Officer

Date: May 2, 2003

Index to Exhibits

EXHIBIT NO.		DESCRIPTION OF DOCUMENT
99.1	*	Press Release of NorthWestern Corporation dated May 2, 2003
*
filed herewith

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SIGNATURES
Index to Exhibits